Long-Term Investment, Net	12 Months Ended
Dec. 31, 2024
Long-Term Investment, Net [Abstract]
LONG-TERM INVESTMENT, NET

NOTE 5 - LONG-TERM INVESTMENT, NET

The total carrying value of equity investments without readily determinable fair value that do not qualify for the NAV practical expedient held as of December 31, 2024 and 2023 were as follows:

	As of December 31,
	2024	2023
Initial cost basis	$2,478,000	$-
Cumulative impairment	(1,121,382)	-
Total carrying value	$1,356,618	$-

In May 2024, the Company signed equity transfer agreements with Ms. Li Yulan, an unrelated third party to the Company, who owned 90% equity interest in a private company, Planty Holding Limited (“Planty”), to acquire an aggregate of 24.78% equity interest in Planty with a total consideration of $2,478,000. The transaction was completed on August 28, 2024. After acquiring the ownership in Planty, the Company owned 24.78% equity interest in the equity of Planty, while Ms. Li Yulan and another unrelated third party owned 65.22% and 10% of the equity interests in Planty, respectively. Ms. Li Yulan is the sole executive director of Planty.

The Company’s initially assessed whether its investment in Planty qualified under ASC 323, Investments – Equity Method and Joint Ventures (“ASC 323”). The Company’s equity interest in Planty has the same rights and obligations as the other two investors and meets the definition of common stock as specified in ASC 323-10-15-13. The Company then assessed whether it can exercise significant influence over the other owners of Planty and concluded that it cannot exercise significant influence over Planty according to ASC 323-10-15-10, due to the following: 1) majority ownership of the investee is concentrated by a single shareholder, Ms. Li Yulan who operates Planty without regard to the views of other investors; and 2) the Board of Planty is also controlled by Ms. Li Yulan since she is the only executive director.

The Company finally considered that its equity investment in Planty, as a private company without readily determinable fair value and does not qualify for the NAV practical expedient in accordance with ASC 820, and elected to use the measurement alternative to measure the investment at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments of the same issuer, if any in accordance with ASC 321.

As of December 31, 2024, the Company assessed and determined qualitative factors indicated that the investment in Planty may be impaired. The Company engaged an independent third-party valuation firm to assist in estimating the investment’s fair value to compare with carrying value of its investment in Planty. The fair value was primarily determined using the discounted cash flow ("DCF") method under the income approach, which involved projecting future cash flows and discounting them to present value using a discount rate calculated under CAPM model. Key assumptions included revenue growth, profitability margins, capital expenditures, and terminal value estimates.

After the analysis, the fair value of the Planty investment was determined to be below its carrying value. As a result, the Company recognized an impairment loss of $1,121,382 for the year ended December 31, 2024.

The Company will continue to monitor this investment in Planty for indicators of impairment in accordance with ASC 321 and applicable SEC regulations.